Exhibit 21.1
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State, Territory
or Country of
Name of Subsidiary	Incorporation

United Title Guaranty Agency LLC	Alaska

Arkansas Title Insurance Co.	Arkansas
Stewart Title of Arkansas	Arkansas

Citizens Title Agency of Arizona, LLC	Arizona
Citizens Title & Trust	Arizona
F.A.S.B., Inc.	Arizona
Safeharbor Funding, LLC	Arizona
Safford Title Agency, Inc.	Arizona
Southern Arizona Title & Insurance Agency	Arizona
Stewart National Title Services	Arizona
Stewart Title & Trust of Phoenix, Inc.	Arizona
Stewart Title & Trust of Tucson	Arizona

API Properties Corporation	California
Asset Preservation, Inc.	California
Consolidated Title Services	California
Cuesta Title	California
Intercity Capital	California
Intercity Escrow Services	California
Landata, Inc. of California	California
Quantum Leap Realty Technologies, Inc.	California
Stewart California Holding Corporation	California
Stewart Insurance and Financial Services, LLC	California
Stewart Title of California, Inc.	California

Reveal Systems, Inc.	Colorado
Stewart Title of Colorado, Inc.	Colorado
Stewart Water Information	Colorado

Acquire Land Title LLP	Florida
Acquire Land Title PCB LLC	Florida
ST FLA Acquisition Co.	Florida
Stewart Approved Title, Inc.	Florida
Stewart Management Services	Florida
Stewart Title of Four Corners	Florida
Stewart Title of Martin County, Inc.	Florida

Stewart Vacation Ownership Title Agency, Inc.	Florida

Stewart Title of Boise, Inc.	Idaho
(continued)

Exhibit 21.1
(continued)
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State, Territory
or Country of
Name of Subsidiary	Incorporation

Stewart Title of Elkhart County Inc.	Indiana
Stewart Title Services of Indiana, Inc.	Indiana
Stewart Title Services of NW Indiana, LLC	Indiana

Kemp Title Agency, LLC	Kentucky
Stewart Title Agency Resources of Kentucky	Kentucky

Stewart Title of Louisiana	Louisiana

Stewart Title Group, LLC	Maryland
Stewart Title of Maryland, Inc.	Maryland

Stewart Title of Detroit, Inc.	Michigan
TPB Title Agency, LLC	Michigan

Advantage Title, LLC	Minnesota
Stewart Title Company of Minnesota	Minnesota
STM Holding, Inc.	Minnesota

CBKC Title and Escrow, LLC	Missouri
CBKC Title Holdings, LLC	Missouri
Heart of America Title and Escrow, LLC	Missouri
HomeSellAssist.com LLC	Missouri
Lenders Title, LP	Missouri
Lenders Title Management, LLC	Missouri
Lenders Title of Kansas City, LP	Missouri
Lenders Title of Kansas City Management LLC	Missouri
Metropolitan Title Holding Company, LLC	Missouri
Stewart Title — North Holdings, LLC	Missouri
Stewart Title — North Title & Escrow, LLC	Missouri
Stewart Title of the Midwest, Inc.	Missouri

Stewart Title of Billings.	Montana
Stewart Title of Great Falls, LLC.	Montana
Stewart Title of Montana LLC.	Montana

Stewart Title Nevada Holdings, Inc.	Nevada

Jersey Stewart Title Agency.	New Jersey
Stewart Title of Central Jersey.	New Jersey

Santa Fe Abstract Limited.	New Mexico
Stewart Title of Albuquerque, LLC.	New Mexico
(continued)

Exhibit 21.1
(continued)
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State, Territory
or Country of
Name of Subsidiary	Incorporation

Monroe — Gorman Title Agency, LLC	New York
Monroe — Tompkins-Watkins Title Agency, LLC	New York
Monroe Title Insurance Corporation	New York
Stewart Title Insurance Company	New York
Title Associates Inc.	New York

Red River Title Services	North Dakota

Developers’ Title and Closing Services, LLC	Ohio
National Land Title Insurance Company	Ohio
Real Estate Title Services, LLC	Ohio
Stewart Advanced Land Title, Ltd.	Ohio
Stewart New Homes Title Agency, LLC	Ohio
Stewart Title Agency of Columbus, Ltd.	Ohio

Oklahoma Land Title Services, LLC	Oklahoma
Stewart Abstract & Title of Oklahoma	Oklahoma
Taxsearch, LLC	Oklahoma

Premier Title of Oregon, LLC	Oregon
Stewart Title Insurance Company of Oregon	Oregon
Stewart Title of Oregon, Inc.	Oregon
The Abstract and Title Company	Oregon

Yankton Title Company, Inc.	South Dakota

Elite Title, LLC	Tennessee
Montgomery Title LLC	Tennessee
National Land Title Services, Inc.	Tennessee
PropertyInfo Corp.	Tennessee
Stewart Title of Tennessee, Inc.	Tennessee
Summit Land Title, LLC	Tennessee

Advantage Title Solutions, LLC	Texas
Advantage Title of Ft. Bend, LC	Texas
Advantage Title of Travis County, LC	Texas
Chadco	Texas
Crown Title Company of Houston, LLC	Texas
DH Title Company, LLC	Texas
Dominion Title LLC	Texas
Dominion Title of Dallas	Texas
Electronic Closing Services, Inc.	Texas
Fulghum, Inc.	Texas
GESS Investments LP	Texas
GESS Management LLC	Texas
Gracy Title Company	Texas
(continued)

Exhibit 21.1
(continued)
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State, Territory
or Country of
Name of Subsidiary	Incorporation

HMH Title LLC	Texas
IH Title Company LLC	Texas
Landata Group, Inc.	Texas
Landata Site Services	Texas
Millennium Title of Houston, LLC	Texas
Millennium Title Company of North Texas, LLC	Texas
MTH Title Co.	Texas
NETC Title Company, LLC	Texas
Pendant Title Company, LLC	Texas
Premier Title Company of Houston, LLC	Texas
Primero, Inc.	Texas
Priority Title Company of Dallas, LC	Texas
Priority Title Company of Houston, LC	Texas
Professional Real Estate Tax Service, LLC	Texas
Professional Real Estate Tax Service North Texas	Texas
Property Information Services	Texas
S&S Title LLC	Texas
SLJ Holdings	Texas
STC-STT, LLC	Texas
Stewart Border Title	Texas
Stewart Business Information	Texas
Stewart Financial Services	Texas
Stewart Lender Services, Inc.	Texas
Stewart Lender Services — Home Retention	Texas
Stewart RBI, Inc.	Texas
Stewart Solutions, LLC	Texas
Stewart Title Company	Texas
Stewart Title Guaranty Company	Texas
Stewart Title of Cameron County, Inc.	Texas
Stewart Title of Lubbock, Inc.	Texas
Stewart Title of Texarkana	Texas
Stewart Title of the Coastal Bend, Inc.	Texas
Stewart Title of Wichita Falls	Texas
Stewart Transaction Solutions, Inc.	Texas
Strategic Title Company, LLC	Texas
TETRS, LLC	Texas

Bonneville Title	Utah
Cornerstone Exchange	Utah
Cornerstone Title Services, Inc.	Utah
Realty Services	Utah
Superior Title	Utah
(continued)

Exhibit 21.1
(continued)
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State, Territory
or Country of
Name of Subsidiary	Incorporation

Columbia — Stewart, LLC	Washington
I & S Holdings, LLC	Washington
Stewart Title Escrow of Island County, LLC	Washington
Stewart Title of Spokane, LLC	Washington
Stewart Transaction Solutions Northwest	Washington

Stewart Title of Wisconsin, Inc.	Wisconsin

San Juan Abstract Company	Puerto Rico
Hato Rey Insurance Agency, Inc.	Puerto Rico

Lawyers Mortgage Network Inc.	Canada
Stewart Title Guaranty de México, S.A. de C.V.	Mexico
Stewart Title Ltd.	United Kingdom
Stewart Title Sp. Z.o.o.	Poland
Stewart Title s.r.o.	Czech Republic
Stewart Title s.r.o.	Slovakia